Exhibit 99.1

Decarbonization Plus Acquisition Corporation

Announces Stockholder Approval of Business Combination with Hyzon Motors

MENLO PARK, CA (July 15, 2021) – Decarbonization Plus Acquisition Corporation (NASDAQ: DCRB) (“DCRB”), a publicly-traded special purpose acquisition company, today announced that its stockholders voted to approve the previously announced business combination with Hyzon Motors Inc. (“Hyzon”), and all other proposals presented at DCRB’s special meeting of stockholders (the “Special Meeting”) held on July 15, 2021.

Approximately 95% of the votes cast on the business combination proposal at the Special Meeting were in favor of approving the business combination. DCRB plans to file the results of the Special Meeting, as tabulated by an independent inspector of elections, on a Form 8-K with the Securities and Exchange Commission (the “SEC”) today.

Subject to the satisfaction or waiver of the other customary closing conditions, the business combination is expected to close on July 16, 2021 and DCRB will change its name from “Decarbonization Plus Acquisition Corporation” to “Hyzon Motors Inc.” Hyzon Motors Inc.’s Class A common stock and Hyzon Motors Inc.’s warrants are expected to commence trading on The Nasdaq Global Select Market under the symbols “HYZN” and “HYZNW”, respectively, on July 19, 2021.

About Decarbonization Plus Acquisition Corporation

Decarbonization Plus Acquisition Corporation is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with a target whose principal effort is developing and advancing a platform that decarbonizes the most carbon-intensive sectors. These include the energy and agriculture, industrials, transportation and commercial and residential sectors. DCRB is sponsored by an affiliate of Riverstone Holdings LLC and represents a further expansion of Riverstone’s 15-year franchise in low-carbon investments, having established industry leading, scaled companies with more than $5 billion of equity invested in renewables.

About Hyzon Motors Inc.

Headquartered in Rochester, N.Y., with U.S. operations also in Chicago and Detroit, and international operations in the Netherlands, Singapore, Australia and China, Hyzon is a leader in hydrogen mobility. Hyzon is a hydrogen mobility company with an exclusive focus on the commercial vehicle market. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to supply zero-emission heavy duty trucks and buses to customers in North America, Europe and around the world to address diesel transportation which is one of the single largest sources of carbon emissions globally. The company is contributing to the escalating adoption of hydrogen vehicles through its demonstrated technology advantage, leading fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, including those regarding DCRB’s proposed acquisition of Hyzon and DCRB’s ability to consummate the transaction, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon, including risks and uncertainties described in the “Risk Factors” section of Exhibit 99.3 of DCRB’s Current Report on Form 8-K filed with the SEC on February 9, 2021, the “Risk Factors” section of DCRB’s definitive proxy statement on Schedule 14A filed with the SEC on June 21, 2021, and other documents filed by DCRB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements, such as risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers. Hyzon gives no assurance that Hyzon will achieve its expectations.

Hyzon Motors contacts

For investors:

Caldwell Bailey

ICR, Inc.

HyzonMotorsIR@icrinc.com

For U.S., Europe and Asia media:

Caroline Curran

Hill+Knowlton Strategies

+1 256-653-5811

caroline.curran@hkstrategies.com

For Australasian media:

Fraser Beattie

Cannings Purple

+61 421 505 557

fbeattie@canningspurple.com.au

Decarbonization Plus Acquisition Corporation & Riverstone Holdings Contacts

For Media:

Daniel Yunger / Emma Cloyd

Kekst CNC

212.521.4800

daniel.yunger@kekstcnc.com / emma.cloyd@kekstcnc.com

For Investors:

Peter Haskopoulos, Chief Financial Officer

212.271.6247

phaskopoulos@riverstonellc.com